Organization and operations	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and operations	Organization and operations
Similarweb Ltd. (together with its subsidiaries, the “Company”) was incorporated on February 19, 2009 under the laws of the State of Israel and commenced operations on that date. The Company is a leader in digital data and analytics powering critical business decisions. The Company uncovers what is happening online and seeks to provide businesses with the best digital data and analytics to build strategy, optimize customer acquisition and enhance monetization.
The Company’s Ordinary Shares are traded on the New York Stock Exchange under the symbol “SMWB” since May 11, 2021.
The Company is headquartered in Givatayim, Israel and has operations in various other global locations, including the United States, the United Kingdom, Japan, France, Germany, Australia, Czech Republic, Chile, Switzerland, Sweden and Singapore.